Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 26, 2021	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Record Third Quarter Results and

Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended September 30, 2021. The Company reported net income of $12.61 million, or $0.73 per diluted common share, for the quarter ended September 30, 2021, which was an increase of $0.26 per diluted common share, or 55.32%, over the same quarter of 2020. Net income for the nine months ended September 30, 2021, was $40.61 million, or $2.32 per diluted common share, which represents a 69.34% increase in diluted earnings per share compared to the same period of 2020.

The Company also declared a quarterly cash dividend to common shareholders of twenty-seven cents ($0.27) per common share, which is an increase of 8.00% over the same quarter last year. The quarterly dividend is payable to common shareholders of record on November 5, 2021, and is expected to be paid on or about November 19, 2021. 2021 is the 36th consecutive year of regular dividends to common shareholders.

Third Quarter 2021 and Current Highlights

General

o

Net income for the quarter increased $4.34 million to $12.61 million compared to the same quarter of 2020. The large increase in net income reflects the reversal of $1.39 million in allowance for credit losses for the third quarter of 2021 compared to $4.70 million in loan loss provision recorded in the third quarter of 2020. Net income for the nine month period ended September 30, 2021, increased $16.24 million compared to the same period of 2020. Similarly, for the nine-month period, a reversal of $7.63 million in the allowance for credit losses for 2021 compared to $12.03 million in loan loss provision for the same period in 2020 accounts for a large part of the increase in net income over the same period in 2020. The decreases in credit loss provisioning are primarily due to significantly improved economic forecasts and GDP growth in the current year, versus prior year provisioning driven by the pandemic.

o	During the third quarter, the Company repurchased 277,386 common shares for $8.46 million. Year-to-date the Company has repurchased 726,686 common shares for $21.43 million.
o

The Company terminated its last loss share agreement with the FDIC and received a payment of $176 thousand in consideration. The termination eliminates the FDIC guarantee on particular loan losses associated with Waccamaw Bank and largely removes future responsibility related to the agreement.

Income Statement

o	Diluted earnings per share increased $0.26 to $0.73 compared to the same quarter of 2020. Diluted earnings per share for the nine-month period increased $0.95 to $2.32 compared to 2020.
o

Due to continued improving economic forecasts, as well as strong credit quality metrics, the Company released allowance for credit losses for the quarter resulting in a reversal of $1.39 million in the provision for credit losses; a significant improvement from the $4.70 million loan loss provision recorded in the third quarter of 2020 amidst general economic slowdowns and market conditions resulting from the COVID-19 pandemic. For the nine-month period, the Company reversed $7.63 million compared to $12.03 million in loan loss provision recorded for the same period in 2020.

o

Annualized return on average equity increased to 11.65% compared to 7.83% over the same quarter of 2020, and annualized return on average equity for the first nine months increased to 12.70% compared to 7.76% for the same period last year.

o

Annualized return on average assets increased to 1.59% compared to 1.11% over the same quarter of 2020, while year-to-date annualized return on average assets increased to 1.74% compared to 1.14% for the same period of 2020.

o

Non-interest income for the third quarter of 2021 increased $1.08 million, or 14.17%, compared to the prior year. Year-to-date non-interest income increased 13.51% to $25.09 million compared to last year. Both increases are largely attributable to increases in other service charges due to the more vibrant state of local economies with increased customer activity compared with last year.

Balance Sheet and Asset Quality

o	Net charge-offs for the third quarter of 2021 were $586 thousand, or 0.11% annualized of average loans, and non-performing loans to total loans remains a very low 1.05%.
o

The SBA had forgiven $56.74 million, or 93.03%, of the Company’s first round Paycheck Protection Program loan balances through September 30, 2021. Current PPP loan balances at September 30, 2021, which include second round originations were, $26.93 million.

o	Book value per share at September 30, 2021, was $25.03, an increase of $0.95 from year-end 2020.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%. While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 49 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2021. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.27 billion in combined assets as of September 30, 2021. The Company reported consolidated assets of $3.14 billion as of September 30, 2021. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
(Amounts in thousands, except share and	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
per share data)	2021	2021	2021	2020	2020	2021	2020
Interest income
Interest and fees on loans	$25,119	$25,937	$26,540	$28,101	$27,297	$77,596	$82,346
Interest on securities	445	435	495	549	609	1,375	2,240
Interest on deposits in banks	225	166	116	96	89	507	704
Total interest income	25,789	26,538	27,151	28,746	27,995	79,478	85,290
Interest expense
Interest on deposits	642	724	869	1,029	1,161	2,235	4,431
Interest on borrowings	1	-	-	-	-	1	4
Total interest expense	643	724	869	1,029	1,161	2,236	4,435
Net interest income	25,146	25,814	26,282	27,717	26,834	77,242	80,855
(Recovery of) provision for credit losses	(1,394)	(2,230)	(4,001)	634	4,703	(7,625)	12,034
Net interest income after provision	26,540	28,044	30,283	27,083	22,131	84,867	68,821
Noninterest income	8,720	8,797	7,569	7,733	7,638	25,086	22,100
Noninterest expense	18,836	19,361	18,820	19,877	19,171	57,017	59,748
Income before income taxes	16,424	17,480	19,032	14,939	10,598	52,936	31,173
Income tax expense	3,816	4,077	4,430	3,389	2,332	12,323	6,797
Net income	$12,608	$13,403	$14,602	$11,550	$8,266	$40,613	$24,376

Earnings per common share
Basic	$0.73	$0.77	$0.83	$0.65	$0.47	$2.32	$1.37
Diluted	0.73	0.76	0.82	0.65	0.47	2.32	1.37
Cash dividends per common share
Regular	0.27	0.25	0.25	0.25	0.25	0.77	0.75
Weighted average shares outstanding
Basic	17,221,244	17,486,182	17,669,937	17,717,356	17,710,283	17,457,477	17,803,369
Diluted	17,279,576	17,536,144	17,729,185	17,751,805	17,732,428	17,511,900	17,836,963
Performance ratios
Return on average assets	1.59%	1.70%	1.94%	1.54%	1.11%	1.74%	1.14%
Return on average common equity	11.65%	12.55%	13.94%	10.82%	7.83%	12.70%	7.76%
Return on average tangible common equity(1)	17.04%	18.40%	20.54%	15.96%	11.62%	18.63%	11.55%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2021	2021	2021	2020	2020	2021	2020
Noninterest income
Wealth management	$974	$1,058	$881	$810	$909	$2,913	$2,607
Service charges on deposits	3,599	3,098	3,031	3,478	3,250	9,728	9,541
Other service charges and fees	3,143	3,166	3,022	2,737	2,748	9,331	7,596
Net gain on sale of securities	-	-	-	-	-	-	385
Net FDIC indemnification asset amortization	-	(946)	(280)	(338)	(383)	(1,226)	(1,352)
Other operating income	1,004	2,421	915	1,046	1,114	4,340	3,323
Total noninterest income	$8,720	$8,797	$7,569	$7,733	$7,638	$25,086	$22,100
Noninterest expense
Salaries and employee benefits	$10,646	$10,216	$10,884	$11,119	$10,485	$31,746	$32,886
Occupancy expense	1,155	1,115	1,275	1,225	1,228	3,545	3,818
Furniture and equipment expense	1,385	1,457	1,367	1,446	1,412	4,209	4,112
Service fees	1,530	1,513	1,335	1,232	1,581	4,378	4,433
Advertising and public relations	536	616	335	534	430	1,487	1,417
Professional fees	313	290	466	276	408	1,069	948
Amortization of intangibles	365	360	357	364	365	1,082	1,086
FDIC premiums and assessments	216	204	199	202	191	619	224
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	1,893
Other operating expense	2,690	3,590	2,602	3,479	3,071	8,882	8,931
Total noninterest expense	$18,836	$19,361	$18,820	$19,877	$19,171	$57,017	$59,748

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
(Amounts in thousands, except per share data)
Net income	$12,608	$13,403	$14,602	$11,550	$8,266	$40,613	$24,376
Non-GAAP adjustments:
Net (gain) loss on sale of securities	-	-	-	-	-	-	(385)
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	1,893
Total adjustments	-	-	-	-	-	-	1,508
Tax effect	-	-	-	-	-	-	354
Adjusted earnings, non-GAAP	$12,608	$13,403	$14,602	$11,550	$8,266	$40,613	$25,530

Adjusted diluted earnings per common share, non-GAAP	$0.73	$0.76	$0.82	$0.65	$0.47	$2.32	$1.43
Performance ratios, non-GAAP
Adjusted return on average assets	1.59%	1.70%	1.94%	1.54%	1.11%	1.74%	1.19%
Adjusted return on average common equity	11.65%	12.55%	13.94%	10.82%	7.83%	12.70%	8.13%
Adjusted return on average tangible common equity(1)	17.04%	18.40%	20.54%	15.96%	11.62%	18.63%	12.09%

(1)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,149,647	$25,161	4.64%	$2,171,023	$27,331	5.01%
Securities available for sale	79,995	509	2.52%	93,263	720	3.07%
Interest-bearing deposits	586,787	224	0.15%	352,144	90	0.10%
Total earning assets	2,816,429	25,894	3.65%	2,616,430	28,141	4.28%
Other assets	330,679			344,285
Total assets	$3,147,108			$2,960,715

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$651,237	$27	0.02%	$580,165	$73	0.05%
Savings deposits	826,144	63	0.03%	720,657	136	0.08%
Time deposits	378,895	551	0.58%	448,275	951	0.84%
Total interest-bearing deposits	1,856,276	641	0.14%	1,749,097	1,160	0.26%
Borrowings
Retail repurchase agreements	1,040	1	0.07%	969	1	0.14%
Total borrowings	1,040	1	0.07%	969	1	0.14%
Total interest-bearing liabilities	1,857,316	642	0.14%	1,750,066	1,161	0.26%
Noninterest-bearing demand deposits	824,112			754,147
Other liabilities	36,419			36,379
Total liabilities	2,717,847			2,540,592
Stockholders' equity	429,261			420,123
Total liabilities and stockholders' equity	$3,147,108			$2,960,715
Net interest income, FTE(1)		$25,252			$26,980
Net interest rate spread			3.51%			4.02%
Net interest margin, FTE(1)			3.56%			4.10%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.01 million and $1.77 million for the three months ended September 30, 2021 and 2020, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,149,556	$77,722	4.83%	$2,127,383	$82,476	5.18%
Securities available for sale	82,563	1,590	2.57%	110,852	2,619	3.16%
Interest-bearing deposits	555,435	508	0.12%	270,106	706	0.34%
Total earning assets	2,787,554	79,820	3.83%	2,508,341	85,801	4.57%
Other assets	331,239			351,589
Total assets	$3,118,793			$2,859,930

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$639,809	$99	0.02%	$543,539	$261	0.06%
Savings deposits	807,863	217	0.04%	702,604	790	0.15%
Time deposits	395,465	1,918	0.65%	466,126	3,380	0.97%
Total interest-bearing deposits	1,843,137	2,234	0.16%	1,712,269	4,431	0.35%
Borrowings
Retail repurchase agreements	1,179	1	0.07%	1,218	3	0.32%
FHLB advances and other borrowings	-	-	-	48	1	2.23%
Total borrowings	1,179	1	0.07%	1,266	4	0.42%
Total interest-bearing liabilities	1,844,316	2,235	0.16%	1,713,535	4,435	0.35%
Noninterest-bearing demand deposits	809,128			688,891
Other liabilities	37,871			38,001
Total liabilities	2,691,315			2,440,427
Stockholders' equity	427,478			419,503
Total liabilities and stockholders' equity	$3,118,793			$2,859,930
Net interest income, FTE(1)		$77,585			$81,366
Net interest rate spread			3.67%			4.22%
Net interest margin, FTE(1)			3.72%			4.33%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $3.45 million and $5.22 million for the nine months ended September 30, 2021 and 2020, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2021	2021	2021	2020	2020
Assets
Cash and cash equivalents	$635,007	$618,738	$628,745	$456,561	$375,664
Debt securities available for sale	77,440	79,842	87,643	83,358	90,972
Loans held for investment, net of unearned income (includes covered loans of $0, $9,041, $9,680, $10,744, and $11,257, for the stated periods, respectively) (1)	2,152,103	2,153,731	2,146,640	2,186,632	2,194,995
Allowance for credit losses (2)	(29,877)	(31,857)	(34,563)	(26,182)	(27,277)
Loans held for investment, net	2,122,226	2,121,874	2,112,077	2,160,450	2,167,718
FDIC indemnification asset	-	-	946	1,223	1,598
Premises and equipment, net	52,842	53,560	57,371	57,700	60,488
Other real estate owned, noncovered	1,240	1,324	1,740	2,083	2,103
Interest receivable	8,146	8,480	8,724	9,052	9,151
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	5,987	6,352	6,712	7,069	7,433
Other assets	107,258	109,548	106,543	104,075	103,236
Total assets	$3,139,711	$3,129,283	$3,140,066	$3,011,136	$2,947,928

Liabilities
Deposits
Noninterest-bearing	$820,147	$819,138	$824,576	$772,795	$750,277
Interest-bearing	1,853,699	1,846,556	1,848,524	1,773,452	1,741,962
Total deposits	2,673,846	2,665,694	2,673,100	2,546,247	2,492,239
Securities sold under agreements to repurchase	1,106	994	1,519	964	956
Interest, taxes, and other liabilities	37,395	35,061	39,448	37,195	34,816
Total liabilities	2,712,347	2,701,749	2,714,067	2,584,406	2,528,011

Stockholders' equity
Common stock	17,071	17,335	17,592	17,723	17,717
Additional paid-in capital	154,086	161,853	169,173	173,345	172,980
Retained earnings	258,860	250,911	241,889	237,585	230,464
Accumulated other comprehensive loss	(2,653)	(2,565)	(2,655)	(1,923)	(1,244)
Total stockholders' equity	427,364	427,534	425,999	426,730	419,917
Total liabilities and stockholders' equity	$3,139,711	$3,129,283	$3,140,066	$3,011,136	$2,947,928

Shares outstanding at period-end	17,071,052	17,334,547	17,592,009	17,722,507	17,716,522
Book value per common share	$25.03	$24.66	$24.22	$24.08	$23.70
Tangible book value per common share(3)	17.09	16.82	16.47	16.37	15.97

(1)	No covered loans for September 2021. FDIC Loss Share agreement terminated in September 2021.
(2)	Effective January 1, 2021, the Company adopted the current expected credit loss methodology ("CECL"); prior to January 1, 2021, the
Company utilized the incurred credit loss methodology.
(3)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2021	2021	2021	2020	2020
Allowance for Credit Losses (1)
Beginning balance	$31,857	$34,563	$26,182	$27,277	$23,758
Cumulative effect of adoption of ASU 2016-13	-	-	13,107	-	-
(Recovery of) provision for credit/loan losses charged to operations	(1,394)	(2,230)	(4,001)	634	4,703
Charge-offs	(1,255)	(1,902)	(1,730)	(2,194)	(1,563)
Recoveries	669	1,426	1,005	465	379
Net charge-offs	(586)	(476)	(725)	(1,729)	(1,184)
Ending balance	$29,877	$31,857	$34,563	$26,182	$27,277

Nonperforming Assets
Nonaccrual loans	$22,067	$24,085	$26,106	$22,003	$24,756
Accruing loans past due 90 days or more	5	327	171	295	43
Troubled debt restructurings ("TDRs")(2)	584	133	308	187	456
Total nonperforming loans	22,656	24,545	26,585	22,485	25,255
OREO	1,240	1,324	1,740	2,083	2,103
Total nonperforming assets	$23,896	$25,869	$28,325	$24,568	$27,358

Additional Information
Total Accruing TDRs(3)	$8,185	$8,309	$9,027	$10,248	$10,936

Asset Quality Ratios
Nonperforming loans to total loans	1.05%	1.14%	1.24%	1.03%	1.15%
Nonperforming assets to total assets	0.76%	0.83%	0.90%	0.82%	0.93%
Allowance for credit/loan losses to nonperforming loans	131.87%	129.79%	130.01%	116.44%	108.01%
Allowance for credit/loan losses to total loans	1.39%	1.48%	1.61%	1.20%	1.24%
Annualized net charge-offs to average loans	0.11%	0.09%	0.14%	0.26%	0.22%

(1)	Effective January 1, 2021, the Company adopted the current expected credit loss methodology ("CECL"); prior to January 1, 2021, the
Company utilized the incurred credit loss methodology.
(2)	Accruing TDRs restructured within the past six months or nonperforming
(3)	Accruing total TDRs